                                                                  Execution Copy



                 AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT
                                   (Multicare)

                  AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT, dated as of August 28, 1998, (this "Amendment No. 2") by and among: The Multicare Companies, Inc. and certain Subsidiaries identified on the signature pages hereto as "Borrowers"; the institutions identified on the signature pages hereto as "Lenders"; Mellon Bank, N.A. as Issuer of Letters of Credit and as Administrative Agent; Citicorp USA, Inc. as Syndication Agent; First Union National Bank as Documentation Agent; and NationsBank, N.A. as Syndication Agent.

                                   Background

                  A Credit Agreement, dated as of October 9, 1997, was entered into by and among The Multicare Companies, Inc. and certain of its Subsidiaries as Borrowers, Mellon Bank, N.A. as Issuer of Letters of Credit and Administrative Agent, Citicorp USA, Inc. as Syndication Agent, First Union National Bank as Documentation Agent, NationsBank, N.A. as Syndication Agent, and the Lenders and other Agents identified therein and was amended pursuant to that certain Amendment No. 1 thereto, dated as of March 5, 1998. The Credit Agreement, as so amended, is referred to herein as the "Current Credit Agreement". The Current Credit Agreement, as the same may be amended, modified, restated or supplemented from time to time is herein referred to as the "Credit Agreement" or the "Agreement". Terms are used in this Amendment No. 2 as defined in the Current Credit Agreement unless otherwise specified.

                  Concurrent with the execution of the original Credit Agreement referred to above, an Affiliate of the Borrowers, Genesis Health Ventures, Inc., and certain of its Subsidiaries entered into a certain Third Amended and Restated Credit Agreement, dated as of October 9, 1997, with Mellon Bank, N.A. as Issuer of Letters of Credit and Administrative Agent, Citicorp USA, Inc. as Syndication Agent, First Union National Bank as Documentation Agent, NationsBank, N.A. as Syndication Agent and the Lenders identified therein, which Agreement was amended as of March 5, 1998. (Such Third Amended and Restated Credit Agreement, as so amended, and as the same may be further amended, restated, modified or supplemented from time to time, is herein referred to as the "Genesis Credit Agreement"). The Lenders parties to the Current Credit Agreement are the same as the Lenders party to the Genesis Credit Agreement. Pursuant to the terms of the Current Credit Agreement and the terms of the Genesis Credit Agreement, each assignment by a Lender of its rights and obligations with respect to any tranche of the Current Credit Agreement must be made concurrent with an assignment by such Lender of a similar percentage of its rights and obligations under the same tranche of the Genesis Credit Agreement.




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                  The Genesis Credit Agreement is being amended as of the date hereof to provide for, among other things, an increase in the amount of the revolving credit commitment thereunder, subject to certain conditions precedent. The parties thereto and the parties hereto have decided that, at the time that those conditions are satisfied and the amount of the revolving credit commitment under the Genesis Credit Agreement is increased (as defined below, the "Revolver Increase Effective Date"), the requirement for the concurrent assignment provisions respecting the revolving credit commitments and revolving credit loans under the two agreements should be eliminated. (No change is desired with respect to assignments of rights and obligations relative to the term loans.)

                  In addition, the parties to the Current Credit Agreement wish to amend the terms thereof respecting Qualifying Interest Rate Hedging Agreements to provide that Affiliates of Lenders (and not just Lenders) may be parties to Qualifying Interest Rate Hedging Agreements and thereby become entitled to security under the Pledge Agreement. Accordingly, the parties to the Current Credit Agreement wish to amend the terms of the Current Credit Agreement
(a) to eliminate the concurrent assignment requirements with respect to the revolving credit loans and revolving credit commitments under the Genesis Credit Agreement as of the date that the amount of the Genesis revolving credit commitment is increased, (b) to provide that Affiliates of Lenders may share in the pledged collateral with respect to obligations under certain Interest Rate Hedging Agreements, (c) to make certain other changes to conform certain provisions in the Credit Agreement to those in the Genesis Credit Agreement and
(d) to modify certain other provisions of the Current Credit Agreement as more fully set forth below.

                  NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows.


                                    Agreement

                  1. Amendments to Current Credit Agreement on Amendment No. 2 Effective Date. The Current Credit Agreement is amended in each of the following respects, as of the Amendment No. 2 Effective Date (as defined in Section 4 below).

                     1.1 New Definitions. Each of the following new definitions shall be added to Section 11.1 of the Current Credit Agreement (Certain Definitions) in its correct alphabetical location and shall also apply in construing this Amendment No. 2:

                     "Mandatorily Redeemable Stock" means all stock that is (i)
               redeemable, payable or required to be purchased or otherwise retired or extinguished (other than stock which is redeemable, payable or required to be purchased under all circumstances for consideration consisting solely of common stock of Multicare), or convertible into any Indebtedness of the issuer, (A) at a fixed or determinable date, whether by operation of a sinking fund or






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               otherwise, (B) at the option of any Person other than the issuer whether or not conditioned upon the occurrence of a circumstance or event, such as a change in control of the issuer) or (C) upon the occurrence of a condition not solely within the control of the issuer, such as a redemption required to be made out of future earnings or (ii) convertible into Mandatorily Redeemable Stock.

                  "Revolver Increase Effective Date" has the meaning ascribed to that term in the Genesis Credit Agreement.

                      1.2 Amendment to Certain Definitions. Each of the following definitions set forth in Section 11.1 of the Current Credit Agreement shall be amended in the manner specified below.

                          1.2.1 Applicable Margin Definition. The next-to-last
sentence of the definition of "Applicable Margin" shall be amended in its entirety to read as follows:

               The Applicable Margin shall be adjusted five Business Days after receipt of the annual or quarterly Officer's Compliance Certificate delivered pursuant to Section 6.1 and shall be based on the Adjusted Total Debt to Cash Flow Ratio set forth therein.

                          1.2.2 Indebtedness Definition. Clause (b) of the
definition of "Indebtedness" shall be amended in its entirety to read as follows:

                          all (i) obligations of such Person evidenced by bonds,
debentures, notes or similar instruments and (ii) Mandatorily Redeemable Stock;

                          1.2.3 Qualifying Interest Rate Hedging Agreements
Definition. The definition of "Qualifying Interest Rate Hedging Agreements" shall be amended in its entirety to read as follows:

                            "Qualifying Interest Rate Hedging Agreements" means
               such Interest Rate Hedging Agreements as may be entered into from time to time pursuant to Section 6.12 above between any or all of the Borrowers, on the one hand, and any Lender Party or any Affiliate of a Lender Party that satisfies the conditions set forth in Section 10.14 above, on the other hand.

                      1.3 Change in Notice Requirements Respecting Prepayment of Revolving Credit Loans. In order to provide for a shorter notice period for the prepayment of certain RC Loans, the first sentence of Section 1.5(c)(i) of the Current Credit Agreement (Application and Timing of Prepayments/Notice) shall be amended by adding the following proviso thereto immediately preceding the period:

                      provided, however, that for any prepayment of RC Loans (which is not part of a concurrent prepayment of Term Loans), the Borrowers shall





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                      give the Administrative Agent notice, in the case of a
                      prepayment of Prime Rate Loans, no later than 11:00 A.M. (Philadelphia time) one (1) Business Day before the date of such prepayment and, in the case of a prepayment of LIBO Rate Loans, no later than 11:00 A.M. (Philadelphia time) three (3) Business Days before the date of such prepayment.

                      1.4 Year 2000 Representation. A new paragraph (z) shall be added immediately following paragraph (y) of Section 5.1 of the Current Credit Agreement, which new paragraph shall read as follows:

                      (z) Year 2000 Compliance. Each of the Borrowers has reviewed the areas within its business and operations which could be adversely affected by a computer failure to recognize and perform properly date sensitive functions involving certain dates prior to, on or after January 1, 2000 ("Year 2000 Problem") and, if there are any such areas, the Borrowers have developed and implemented plans to avoid any Material Adverse Effect as a consequence of a Year 2000 Problem. The Borrowers reasonably believe that all internal computer operations that are material to their respective business operations will be able to perform properly date sensitive functions for all dates before, on and after January 1, 2000 except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

                      1.5 Waiver and Amendment of Financial Reporting Requirements for Excluded Subsidiaries. The phrase "[i]f at any time that the Cash Flow of the Excluded Subsidiaries in the aggregate exceeds 3% of the Cash Flow of Multicare and its consolidated Subsidiaries," which appears in subparagraphs (a)(i) and (b)(i) of Section 6.1 is hereby amended by replacing "3%" with "5.0%." This amendment shall be retroactively effective as of the Closing Date and any failure to comply with the provisions as written in the Current Credit Agreement (i.e., with the "3%" reference) prior to the Amendment No. 2 Effective Date is hereby waived so long as the Borrowers shall have been in compliance with the terms thereof as amended hereby (i.e., the "5.0%" reference).

                      1.6 Amendment of Indebtedness Covenant. In order to allow for some amortization of Indebtedness incurred under paragraph (e) of Section
8.1 of the Current Credit Agreement prior to the Maturity Date, said paragraph
(e) of Section 8.1 shall be amended in its entirety to read as follows:

                                (e) with respect to the Borrowers (but not the
                 Surety) other Indebtedness incurred from time to time, in an aggregate outstanding principal amount not to exceed Fifteen Million Dollars ($15,000,000.00) at any time so long as such Indebtedness is incurred pursuant to agreements or instruments
                 (i) which do not cause a Default or Event of Default hereunder,
                 (ii) which contain terms and conditions no more onerous than the terms and conditions hereof and (iii) pursuant to which no more than five percent (5%) of the original principal amount of such Indebtedness shall amortize (or be subject to required prepayment) in any year;





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                      1.7 Amendment of Lien Covenant. Paragraph (d) of Section
8.2 of the Current Credit Agreement shall be amended by adding the words "and the related Licenses" after the words "real estate and equipment" in the first line thereof.

                      1.8 Joinder of Certain Affiliates as Parties to Qualifying Interest Rate Hedging Agreements. Article 10 of the Current Credit Agreement is amended by adding a new Section 10.14 at the end thereof which shall read as follows:

                      10.14 JOINDER OF AFFILIATES AS PARTIES TO QUALIFYING INTEREST RATE HEDGING AGREEMENTS; APPOINTMENT OF AGENT. Any Affiliate of a Lender Party that now or hereafter is a party to an Interest Rate Hedging Agreement entered into with any Borrower or Borrowers pursuant to the terms of this Agreement may become a secured party under the Pledge Agreement (and the Interest Rate Hedging Agreement shall thereby become a Qualifying Interest Rate Hedging Agreement secured by the Collateral under the Pledge Agreement) if (i) the Administrative Agent consents in writing to such Person becoming a secured party (such consent not to be unreasonably withheld) and (ii) such Affiliate signs a Joinder to this Agreement agreeing to the terms hereof. By signing a Joinder to this Agreement in form and substance satisfactory to the Administrative Agent, each such Affiliate shall be deemed to be a "Lender" and a "Lender Party" for purposes of this Article 10 (but shall not be included as a Requisite Lender for voting or other purposes) and shall be deemed to have appointed the Administrative Agent as its agent for the purposes set forth in the Loan Documents and to have agreed to the exculpation and indemnification provisions set forth in such Loan Documents relative to such agent. Without limiting the generality of the foregoing, (a) the Administrative Agent is authorized and directed to accept any and all payments under the Loan Documents (including, without limitation, the Pledge Agreement) on behalf of, among others, such Affiliate and to make payments to, among others, such Affiliate in accordance with the provisions of the Loan Documents and (b) such Affiliate understands that any Qualifying Interest Rate Hedging Agreement shall be secured pari passu with the Loans and other Obligations for so long as the Obligations under the Credit Agreement remain outstanding and so secured, but that such Affiliate is not entitled to voting or other rights under this Agreement and the other Loan Documents.

                  2. Amendments to the Current Credit Agreement on the Revolver Increase Effective Date. Each of the following amendments to the Current Credit Agreement shall be effective as of the Revolver Increase Effective Date.


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                      2.1 Amendment of Special Intercreditor Provisions in
Connection with Severence of RC Commitments under Genesis Credit Agreement from RC Commitments under Multicare Credit Agreement. Section 10 A.1 of the Current Credit Agreement is amended by adding the following sentence at the end thereof:

                      Notwithstanding the foregoing, from and after the Revolver Increase Effective Date, certain "RC Lenders" as defined in the Genesis Credit Agreement may not be Lenders hereunder and certain RC Lenders hereunder may not be "Lenders" as defined in the Genesis Credit Agreement. Accordingly, all RC Lenders hereunder that are not Lenders under the Genesis Credit Agreement agree to abide by the special intercreditor provisions set forth in this Article 10A (or any successor provisions) and the special intercreditor provisions set forth in Article 10A of the Genesis Credit Agreement (or any successor provisions) as if a party thereto. Without limiting the generality of the foregoing, without the written consent of the necessary Lenders under the Genesis Credit Agreement, the parties hereto will not amend, modify, supplement or restate the provisions of this Agreement (currently set forth in 8.16 above) which sets forth tests respecting when management fees under the Multicare Management Agreement may be paid in cash, which provisions are incorporated by reference into the Multicare Management Agreement. The Lenders party to the Genesis Credit Agreement are intended third party beneficiaries of this provision.

                      2.2 Assignments and Participations of RC Loans and RC Commitments to be Independent of Genesis RC Loans and Genesis RC Commitments. Clause (v) of paragraph (b) of Section 12.9 of the Current Credit Agreement (Participations) shall be amended by adding the words "except with respect to any interest in RC Loans and RC Commitments" immediately following the words "with respect to any sale of a participation in any Tranche hereunder". Clause
(v) of paragraph (c) of Section 12.9 (Assignments) shall be amended by adding the words "except with respect to any interest in RC Loans and RC Commitments" immediately following the words "with respect to any assignment of an interest in any Tranche hereunder".

                      2.3 Amendment to Form of Assignment and Acceptance Agreement (Exhibit H) Relative to Requirement that Assignment of RC Loans and RC Commitments be made Contemporaneously with Genesis RC Loans and RC Commitments. Exhibit H to the Credit Agreement (Form of Assignment and Acceptance Agreement) shall be amended (a) by replacing the words "as required by Section 12.9(c) of the Credit Agreement" in paragraph E of the Recitals with the words "to the extent required by Section 12.9(c) of the Credit Agreement" and (b) by adding the words "As Applicable" after the phrase "To Be Delivered With Multicare Assignment and Acceptance Agreement" in the box at the beginning of the document.

                  3. Representations and Warranties. In order to induce the Lenders, the Issuer and the Agents to agree to amend the Current Credit Agreement, each of the Borrowers, jointly and severally, makes the following representations and warranties, which shall survive the execution and delivery of this Amendment No. 2.




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


                             (a) The execution, delivery and performance of this
                       Amendment No. 2 does not require any consent of, notice to, or filing with any governmental entity or any other third party, does not violate the terms of any agreement or instrument binding on any Borrower (including, without limitation, the constituent documents of such Borrower) or violate any Law applicable to such Borrower. On and after the Amendment No. 2 Effective Date, the Current Credit Agreement as amended by the amendments hereunder to be effective on the Amendment No. 2 Effective Date, shall be the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms and, after the Revolver Increase Effective Date, the Current Credit Agreement as so amended and as further amended by the amendments hereunder to be effective on the Revolver Increase Effective Date, shall be the legal, valid and binding obligation enforceable against such Borrower in accordance with its terms.

                             (b) No Default or Event of Default has occurred and
                       is continuing or would exist immediately after giving effect to the amendments contained herein.

                             (c) Each of the representations and warranties set
                       forth in the Credit Agreement is true and correct in all material respects both before and after giving effect to the amendments and transactions contemplated hereby as though each such representation and warranty were made at and as of the date hereof and as of the Amendment No. 2 Effective Date and as of the Revolver Increase Effective Date.

                  4. Amendment No. 2 Effective Date. The amendments set forth in
Section 1 (Amendments to Current Credit Agreement on Amendment No. 2 Effective
Date) above shall be effective on the date (the "Amendment No. 2 Effective Date") that each of the following conditions is satisfied:

                      4.1 Execution of Amendment. Each of the Borrowers and the Required Lenders shall have executed this Amendment No. 2 and the Surety shall have executed the acknowledgement set forth below.

                      4.2 Execution of Amendment No. 2 to Genesis Credit Agreement. Amendment No. 2 to the Genesis Credit Agreement shall have been executed by the requisite parties.

                      4.3 Execution of Pledge Agreement Amendment. An Amendment No. 1 to Pledge Agreement, in substantially the form attached hereto as Exhibit A, shall have been executed by the Pledgors and Pledgee.

                      4.4 Other Documents and Information. The Administrative Agent shall have received such other documents and information as it shall reasonably request.




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


                  5. Revolver Increase Effective Date. The amendments set forth in Section 2 (Amendments to Current Credit Agreement on Revolver Increase Effective Date) above shall be effective on the Revolver Increase Effective Date provided that such date is on or after the Amendment No. 2 Effective Date.

                  6. Counterparts. This Amendment No. 2 may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

                  7. Ratification. The Current Credit Agreement, as amended by this Amendment No. 2, and the other Loan Documents, as amended in accordance with the provisions hereof, are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified.

                  8. Payment of Expenses. Without limiting other payment obligations of the Borrowers set forth in the Loan Documents, the Borrowers hereby, jointly and severally, agree to pay all costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 2 and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of its counsel, Drinker Biddle & Reath LLP.

                  9. Authorization to Agent. The Lenders hereby authorize the Administrative Agent to take such action (including, without limitation, signing amendments to Loan Documents) as shall be consistent with the purposes hereof and as it shall deem necessary or appropriate to carry out the purposes of this Amendment No. 2. Without limiting the generality of the foregoing, the Lenders hereby authorize and direct the Administrative Agent to sign (on their behalf) an Amendment No. 1 to the Pledge Agreement in substantially the form attached hereto as Exhibit A.

                  10. Governing Law. This Amendment No. 2 shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, without regard to choice of law principles.

                  11. References. From and after the Amendment No. 2 Effective Date, or Revolver Increase Effective Date, as applicable, each reference in the Credit Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all Loan Documents, other agreements, instruments, documents, certificates and writings of every kind and nature, shall be deemed to mean the Current Credit Agreement as modified and amended by this Amendment No. 2 and as the same may be further amended, modified or supplemented in accordance with the terms thereof.



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




                  IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed as of the date first above written.

BORROWERS:



                                               THE MULTICARE COMPANIES, INC., a
                                               Delaware corporation



                                               By_______________________________
                                               Name: Barbara J. Hauswald
                                               Title: Treasurer

                                               Address for notices:
                                               101 East State Street
                                               Kennett Square, PA 19348
                                               Attention: Ira C. Gubernick, Esq.

                                               Telephone: (610) 444-6350
                                               Facsimile: (610) 444-3365



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


ADS APPLE VALLEY LIMITED PARTNERSHIP, a Massachusetts limited partnership, by:
ADS Apple Valley, Inc. its General Partner

ADS DARTMOUTH GENERAL PARTNERSHIP, a Massachusetts general partnership, by ADS Dartmouth ALF, Inc. and ADS Senior Housing, Inc., its General Partners

ADS HINGHAM LIMITED PARTNERSHIP, a Massachusetts limited partnership, by ADS Hingham Nursing Facility, Inc., its General Partner

ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP, a Massachusetts limited partnership, by ADS Recuperative Center, Inc., its General Partner

CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its General Partners

CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Cumberland, Inc., its General Partner

GLENMARK PROPERTIES I, LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its General Partners

GROTON ASSOCIATES OF CONNECTICUT, L.P., a Delaware limited partnership, by Health Resources of Groton, Inc., its General Partner

MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Middletown (R.I.), Inc., its General Partner

POINT PLEASANT HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

RALEIGH MANOR LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

ROMNEY HEALTH CARE CENTER LTD., LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner SISTERVILLE HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

TEAYS VALLEY HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

THE STRAUS GROUP - HOPKINS HOUSE, L.P., a New Jersey limited partnership, by Encare of Wyncote, Inc., its General Partner

THE STRAUS GROUP - QUAKERTOWN MANOR, L.P., a New Jersey limited partnership, by Encare of Quakertown, Inc., its General Partner

WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P., a Delaware limited partnership, by Health Resources of Wallingford, Inc., its General Partner

WARWICK ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Warwick, Inc., its General Partner



By: ______________________________
      On behalf of each of the foregoing
      General Partners by Barbara J. Hauswald,
      Treasurer











HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P., a Delaware limited partnership, by Encare of Mendham, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P., a Delaware limited partnership, by Breyut Convalescent Center, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

POMPTON ASSOCIATES, L.P., a New Jersey limited partnership, by Pompton Corp., L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager


THE STRAUS GROUP - OLD BRIDGE, L.P., a New Jersey limited partnership, by Health Resources of Emery, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

THE STRAUS GROUP - RIDGEWOOD, L.P., a New Jersey limited partnership, by Health Resources of Ridgewood, L.L.C., its General Partner, by Century Care Management, sInc., its authorized manager





By:__________________________
On behalf of each of the foregoing
General Partners by Barbara J.
Hauswald as Treasurer of the
Authorized Manager


Address for notices:
101 East State Street
Kennett Square, PA 19348

Attention: Ira C. Gubernick, Esq.

Telephone: (610) 444-6350
Facsimile: (610) 444-3365


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


ACADEMY NURSING HOME, INC., a Massachusetts corporation

ADS APPLE VALLEY, INC., a Massachusetts corporation

ADS CONSULTING, INC., a Massachusetts corporation

ADS DANVERS ALF, INC., a Delaware corporation

ADS DARTMOUTH ALF, INC., a Delaware corporation

ADS HINGHAM ALF, INC., a Delaware Corporation

ADS HINGHAM NURSING FACILITY, INC., a Massachusetts corporation

ADS HOME HEALTH, INC., a Delaware corporation

ADS MANAGEMENT, INC., a Massachusetts corporation

ADS/MULTICARE, INC., a Delaware corporation

ADS RECUPERATIVE CENTER, INC., a Massachusetts corporation

ADS SENIOR HOUSING, INC., a Massachusetts corporation

ADS VILLAGE MANOR, INC., a Massachusetts corporation

ANR, INC., a Delaware corporation

APPLEWOOD HEALTH RESOURCES, INC., a Delaware corporation

AUTOMATED PROFESSIONAL ACCOUNTS, INC., a West Virginia corporation

BERKS NURSING HOMES, INC., a Pennsylvania corporation

BETHEL HEALTH RESOURCES, INC., a Delaware corporation

BRIGHTWOOD PROPERTY, INC., a West Virginia corporation

CENTURY CARE CONSTRUCTION, INC., a New Jersey corporation

CENTURY CARE MANAGEMENT, INC., a Delaware corporation

CHATEAU VILLAGE HEALTH RESOURCES, INC., a Delaware corporation

CHG INVESTMENT CORP., INC., a Delaware corporation

CHNR-I, INC., a Delaware corporation

COLONIAL HALL HEALTH RESOURCES, INC., a Delaware corporation

COLONIAL HOUSE HEALTH RESOURCES, INC., a Delaware corporation

CONCORD HEALTH GROUP, INC., a Delaware corporation

CONCORD HOME HEALTH, INC., a Pennsylvania corporation

CONCORD REHAB, INC., a Pennsylvania corporation

CONCORD SERVICE CORPORATION, a Pennsylvania corporation

CVNR, INC., a Delaware corporation

DELM NURSING, INC., a Pennsylvania corporation

ELMWOOD HEALTH RESOURCES, INC., a Delaware corporation

ENCARE OF PENNYPACK, INC., a Pennsylvania corporation

ENCARE OF QUAKERTOWN, INC., a Pennsylvania corporation

ENCARE OF WYNCOTE, INC., a Pennsylvania corporation

ENR, INC., a Delaware corporation

GLENMARK ASSOCIATES, INC., a West Virginia corporation

GMA - BRIGHTWOOD, INC., a West Virginia corporation

GMA CONSTRUCTION, INC., a West Virginia corporation

GMA - MADISON, INC., a West Virginia corporation

GMA PARTNERSHIP HOLDING COMPANY, INC., a West Virginia corporation

GMA - UNIONTOWN, INC., a Pennsylvania corporation

HEALTH RESOURCES OF BOARDMAN, INC., a Delaware corporation

HEALTH RESOURCES OF CEDAR GROVE, INC., a New Jersey corporation

HEALTH RESOURCES OF COLCHESTER, INC., a Connecticut corporation

HEALTH RESOURCES OF COLUMBUS, INC., a Delaware corporation

HEALTH RESOURCES OF CUMBERLAND, INC., a Delaware corporation

HEALTH RESOURCES OF EATONTOWN, INC., a New Jersey corporation

HEALTH RESOURCES OF FARMINGTON, INC., a Delaware corporation

HEALTH RESOURCES OF GARDNER, INC., a Delaware corporation

HEALTH RESOURCES OF GLASTONBURY, INC., a Connecticut corporation

HEALTH RESOURCES OF GROTON, INC., a Delaware corporation

HEALTH RESOURCES OF LAKEVIEW, INC., a New Jersey corporation

HEALTH RESOURCES OF LEMONT, INC., a Delaware corporation

HEALTH RESOURCES OF LYNN, INC., a New Jersey corporation

HEALTH RESOURCES OF KARMENTA AND MADISON, INC., a Delaware corporation

HEALTH RESOURCES OF MARCELLA, INC., a Delaware corporation

HEALTH RESOURCES OF MIDDLETOWN (R.I.), INC., a Delaware corporation

HEALTH RESOURCES OF MORRISTOWN, INC., a New Jersey corporation

HEALTH RESOURCES OF NORFOLK, INC., a Delaware corporation

HEALTH RESOURCES OF NORWALK, INC., a Connecticut corporation

HEALTH RESOURCES OF PENNINGTON, INC., a New Jersey corporation

HEALTH RESOURCES OF ROCKVILLE, INC., a Delaware corporation

HEALTH RESOURCES OF SOUTH BRUNSWICK, INC., a New Jersey corporation

HEALTH RESOURCES OF TROY HILLS, INC., a New Jersey corporation

HEALTH RESOURCES OF WALLINGFORD, INC., a Delaware corporation

HEALTH RESOURCES OF WARWICK, INC., a Delaware corporation

HEALTHCARE REHAB SYSTEMS, INC., a Pennsylvania corporation

HORIZON ASSOCIATES, INC., a West Virginia corporation

HORIZON MOBILE, INC., a West Virginia corporation

HORIZON REHABILITATION, INC., a West Virginia corporation

HR OF CHARLESTON, INC., a West Virginia corporation

HRWV Huntington, Inc., a West Virginia corporation

LAKEWOOD HEALTH RESOURCES, INC., a Delaware corporation

LAUREL HEALTH RESOURCES, INC., a Delaware corporation

LEHIGH NURSING HOMES, INC., a Pennsylvania corporation

LWNR, INC., a Delaware corporation

MABRI CONVALESCENT CENTER, INC., a Connecticut corporation

MARKGLEN, INC., a West Virginia corporation

MARSHFIELD HEALTH RESOURCES, INC., a Delaware corporation

MONTGOMERY NURSING HOMES, INC., a Pennsylvania corporation

MULTICARE AMC, INC., a Delaware Corporation

MULTICARE HOME HEALTH OF ILLINOIS, INC., a Delaware corporation

NURSING AND RETIREMENT CENTER OF THE ANDOVERS, INC., a Massachusetts corporation

PHC OPERATING CORP., a Delaware corporation

POCAHONTAS CONTINUOUS CARE CENTER, INC., a West Virginia corporation

PRESCOTT NURSING HOME, INC., a Massachusetts corporation

PROGRESSIVE REHABILITATION CENTERS, INC., a Delaware corporation

PROVIDENCE HEALTH CARE, INC., a Delaware corporation

REST HAVEN NURSING HOME, INC, a West Virginia corporation

RIDGELAND HEALTH RESOURCES, INC., a Delaware corporation

RIVER PINES HEALTH RESOURCES, INC., a Delaware corporation

RIVERSHORES HEALTH RESOURCES, INC., a Delaware corporation

RLNR, INC., a Delaware corporation

ROSE HEALTHCARE, INC., a New Jersey corporation

ROSE VIEW MANOR, INC., a Pennsylvania corporation

RSNR, INC., a Delaware corporation

RVNR, INC., a Delaware corporation

SENIOR LIVING VENTURES, INC., a Pennsylvania corporation

SCHUYLKILL NURSING HOMES, INC., a Pennsylvania corporation

SCHUYLKILL PARTNERSHIP ACQUISITION CORP., a Pennsylvania corporation

SENIOR SOURCE, INC., a Massachusetts corporation

SNOW VALLEY HEALTH RESOURCES, INC., a Delaware corporation

SOLOMONT FAMILY FALL RIVER VENTURE, INC., a Massachusetts corporation

SOLOMONT FAMILY MEDFORD VENTURE, INC., a Massachusetts corporation

STAFFORD CONVALESCENT CENTER, INC., a Delaware corporation

S.T.B. INVESTORS, LTD., a New York corporation

SVNR, INC., a Delaware corporation

THE ADS GROUP, INC., a Massachusetts corporation

TRI-STATE MOBILE MEDICAL SERVICES, INC., a West Virginia corporation

WESTFORD NURSING AND RETIREMENT CENTER, INC., a Massachusetts corporation

WILLOW MANOR NURSING HOME, INC., a Massachusetts corporation



By:___________________________________
   Barbara J. Hauswald as Treasurer on
   behalf of each of the foregoing


Address for notices:
101 East State Street
Kennett Square, PA 19348

Attention: Ira C. Gubernick, Esq.

Telephone: (610) 444-6350
Facsimile: (610) 444-3365

BREYUT CONVALESCENT CENTER, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

ENCARE OF MENDHAM, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF BRIDGETON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF CINNAMINSON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF CRANBURY, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF EMERY, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF ENGLEWOOD, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF EWING, L.L.C., a New Jersey limited liability company. by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF FAIR LAWN, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF JACKSON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF RIDGEWOOD, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF WEST ORANGE, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

POMPTON CARE, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

ROEPHEL CONVALESCENT CENTER, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

By:______________________________
On behalf of each of the foregoing Authorized
Managers by its Treasurer

The foregoing Amendment No. 2 is acknowledged and agreed to by the undersigned Surety (whether in its capacity as Surety, pledgor under the Pledge Agreement or otherwise) as of the date first above written.


GENESIS ELDERCARE CORP.

By:______________________
   Name: Barbara J. Hauswald
   Title: Treasurer

AGENTS, ISSUER AND LENDERS:

                                        MELLON BANK, N.A., as a Lender,
                                        as Issuer and as Administrative Agent


                                        By______________________________________
                                          Name:  Michael J. Fox
                                          Title:  Vice President

                                     Address for notices:

                                       street address:

                                          AIM 199-5220
                                          Mellon Independence Center
                                          701 Market Street
                                          Philadelphia, Pennsylvania  19106

                                       mailing address:

                                          AIM 199-5220
                                          P.O. Box 7899
                                          Philadelphia, Pennsylvania  19101-7899

                                          Attention:  Linda Sigler,
                                          Loan Administration

                                          Telephone:  215-553-4583
                                          Facsimile:  215-553-4789

                              With a copy to

                                           Plymouth Meeting Executive Campus
                                           610 W. Germantown Pike, Suite 200
                                           Plymouth Meeting, Pennsylvania  19462

                                           Attention: Michael Fox
                                           Vice President

                                           Telephone:  610-941-8426
                                           Facsimile:  610-941-4136

                              With a copy for notices respecting assignments to:

                                           MELLON BANK, N.A.
                                           One Mellon Bank Center
                                           45th Floor
                                           Pittsburgh, PA  15258-0001

                                           Attention:  Dean Hazelton

                                           Telephone:  412-236-0316
                                           Facsimile:  412-234-4612

                             CITICORP USA, INC., as a Lender and as Syndication Agent


                            By__________________________________________________
                              Name:
                              Title:

                            Address for notices:

                              399 Park Avenue
                              8th Floor, Zone 6
                              New York, NY  10043

                              Attention:  Margaret A. Brown

                              Telephone:  212-559-0501
                              Facsimile:  212-793-0289

                                   FIRST UNION NATIONAL BANK, as a Lender and as Documentation Agent


                                   By___________________________________________
                                     Name:
                                     Title:


                                   FIRST UNION NATIONAL BANK (as successor to
                                   CORESTATES BANK, N.A.)


                                   By___________________________________________
                                     Name:
                                     Title:


                                   Address for notices:

                                     One First Union Center TW-5
                                     Charlotte, NC  28288-0735

                                     Attention:  Matt MacIver

                                     Telephone:  704-374-4187
                                     Facsimile:  704-383-9144

                                    NATIONSBANK, N.A., as a Lender and as a
                                    Syndication Agent


                                    By_______________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        101 North Tryon Street
                                        15th Floor Charlotte,
                                        NC 28255 NC1-001-15-11

                                        Attention:  Jacquetta Banks

                                        Telephone:  704-388-1111
                                        Facsimile:  704-386-8694

                                    With a copy to

                                        100 North Tryon Street
                                        8th Floor Charlotte,
                                        NC 28255 NC1-007-0813

                                        Attention: Scott Ward

                                        Telephone:  704-388-7839
                                        Facsimile:  704-388-6002

                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By:_______________________________________
                                          Name:
                                          Title:

                                      Address for notices:

                                          Credit Lyonnais New York Branch
                                          1301 Avenue of the Americas
                                          New York, NY  10019

                                          Attention:  John C. Oberle

                                          Telephone:  (212) 261-7344
                                          Facsimile:  (212) 261-3440

                                        FLEET NATIONAL BANK


                                        By:_____________________________________
                                            Name:
                                            Title:

                                        Address for notices:

                                            Fleet National Bank
                                            One Federal Street
                                            MA OF D07B
                                            Boston, MA  02110

                                            Attention:  Carol Paige

                                            Telephone:  (617) 346-4619
                                            Facsimile:  (617) 346-4699

                               THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                By:_____________________________________________
                                   Name:
                                   Title:

                               Address for notices:

                                   The Industrial Bank of Japan, Limited
                                   1251 Avenue of the Americas
                                   New York, NY  10020

                                   Attention:  Randall Wernes

                                   Telephone:  (212) 282-3461
                                   Facsimile:  (212) 282-4488

                                         NATIONAL WESTMINSTER BANK Plc


                                         By:____________________________________
                                             Name:
                                             Title:

                                         Address for notices:

                                             National Westminster Bank Plc
                                             175 Water Street, 26th Floor
                                             New York, NY  10038

                                             Attention:  Andrew Weinberg

                                             Phone:       (212) 418-4567
                                             Facsimile:  (212) 418-4594

                                         with a copy to:

                                             Gleacher NatWest Inc.
                                             660 Madison Avenue, 17th Floor
                                             New York, NY  10021

                                             Attention:  Field Smith

                                             Telephone:  (212) 418-4525
                                             Facsimile:  (212) 418-4598

                                      THE SAKURA BANK, LIMITED


                                      By:_______________________________________
                                          Name:
                                          Title:

                                      Address for notices:

                                          The Sakura Bank, Limited
                                          277 Park Avenue, 45th Floor
                                          New York, NY  10172

                                          Attention:  Philip Schubert

                                          Telephone:  (212) 756-6945
                                          Facsimile:  (212) 888-7651

                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION


                                        By:_____________________________________
                                            Name:
                                            Title:

                                        Address for notices:

                                            Bank of America National Trust
                                              & Savings Associations
                                            555 S. Flower Street, 11th Floor
                                            Los Angeles, CA  90071

                                            Attention:  Anthony Trunzo

                                            Telephone:  (213) 228-9718
                                            Facsimile:  (213) 228-2756

                                    PARIBAS


                                     By:________________________________________
                                         Name:
                                         Title:


                                     By:________________________________________
                                         Name:
                                         Title:



                                     Address for notices:

                                         Paribas
                                         787 Seventh Avenue
                                         New York, NY  10019

                                         Attention:  David R. Laffey

                                         Telephone:  (212) 841-2116
                                         Facsimile:     (212) 841-2292

                                         BANKBOSTON, N.A.


                                         By:____________________________________
                                             Name:
                                             Title:

                                         Address for notices:

                                             BankBoston, N.A.
                                             100 Federal Street, 01-08-06
                                             Boston, MA  02110

                                             Attention:  William R. Rogers

                                             Telephone:  (617) 434-6247
                                             Facsimile:  (617) 434-0819

                                        THE BANK OF NEW YORK


                                        By:_____________________________________
                                            Name:
                                            Title:

                                        Address for notices:

                                            The Bank of New York
                                            One Wall Street, 21st Floor
                                            New York, NY  10286

                                            Attention:  Walter C. Parelli

                                            Telephone:  (212) 635-6820
                                            Facsimile:  (212) 635-7970

                                  BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY


                                  By:___________________________________________
                                      Name:
                                      Title:

                                  Address for notices:

                                      Bank of Tokyo-Mitsubishi Trust Company
                                      1251 Avenue of the Americas, 12th Floor
                                      New York, NY  10020-1104

                                      Attention:  Douglas Weir

                                      Telephone:  (212) 782-4503
                                      Facsimile:  (212) 782-4979

                                       CRESTAR BANK


                                       By:______________________________________
                                           Name:
                                           Title:

                                       Address for Notices:

                                           Crestar Bank
                                           120 E. Baltimore Street, 25th Floor
                                           Baltimore, MD  21202

                                           Attention:  Andrea Robinson

                                           Telephone:  (410) 986-1686
                                           Facsimile:  (410) 986-1012

                                           DRESDNER BANK AG, NEW YORK
                                           BRANCH AND GRAND CAYMAN BRANCH


                                           By:__________________________________
                                               Name:
                                               Title:


                                           By:__________________________________
                                               Name:
                                               Title:


                                           Address for notices:

                                               Dresdner Bank AG, New York
                                               75 Wall Street, 25th Floor
                                               New York, NY  10005-2889

                                               Attention:  Felix K. Camacho

                                               Telephone:  (212) 429-3007
                                               Facsimile:  (212) 429-2129

                                         FINOVA CAPITAL CORPORATION


                                         By:____________________________________
                                             Name:
                                             Title:

                                         Address for notices:

                                             Finova Capital Corporation
                                             311 S. Wacker, Suite 4400
                                             Chicago, IL  60606

                                             Attention:  Brian Williamson

                                             Telephone:  (312) 294-4175
                                             Facsimile:  (312) 322-3553

                                            KEY CORPORATE CAPITAL INC.


                                            By:_________________________________
                                                Name:
                                                Title:

                                            Address for notices:

                                                Key Corporate Capital Inc.
                                                c/o Key Bank, N.A.
                                                127 Public Square
                                                Cleveland, OH  44114

                                                Attention:  Angela Mago
                                                OH-01-27-0605

                                                Telephone:  (216) 689-3247
                                                Facsimile:  (216) 689-5970

                                            FIRST NATIONAL BANK OF MARYLAND


                                            By:_________________________________
                                                Name:
                                                Title:

                                            Address for notices:

                                                First National Bank of Maryland
                                                25 S. Charles Street, 18th Floor
                                                Baltimore, MD  21201

                                                Attention:  Robert H. Hauver

                                                Telephone:  (410) 244-4246
                                                Facsimile:  (410) 244-4388

                                             NATEXIS BANQUE BFCE


                                             By:________________________________
                                                 Name:
                                                 Title:


                                             By:________________________________
                                                 Name:
                                                 Title:


                                             Address for notices:

                                                 Natexis Banque BFCE
                                                 645 Fifth Avenue, 20th Floor
                                                 New York, NY  10022

                                                 Attention:  Frank Madden

                                                 Telephone:  (212) 872-5180
                                                 Facsimile:  (212) 872-5045

                                        NATIONAL CITY BANK OF
                                        PENNSYLVANIA


                                        By:_____________________________________
                                            Name:
                                            Title:

                                        Address for notices:

                                            National City Bank of Pennsylvania
                                            20 Stanwix Street, 46-25-191
                                            Pittsburgh, PA  15222
                                            Loc. 46-25-191

                                            Attention:  Debra W. Riefner

                                            Telephone:  (412) 644-8880
                                            Facsimile:  (412) 471-4883

                                          THE SANWA BANK, LIMITED


                                          By:___________________________________
                                              Name:
                                              Title:

                                          Address for notices:

                                              The Sanwa Bank, Limited
                                              55 E. 52nd Street
                                              New York, NY  10055

                                              Attention:  Jean-Michel Fatovic

                                              Telephone:  (212) 339-6397
                                              Facsimile:  (212) 754-1304

                                          THE SUMITOMO BANK, LIMITED


                                          By:___________________________________
                                              Name:
                                              Title:



                                          By:___________________________________
                                              Name:
                                              Title:


                                          Address for notices:

                                              The Sumitomo Bank, Limited
                                              450 Lexington Avenue, Suite 1700
                                              New York, NY  10017

                                              Attention:  Brian Smith

                                              Telephone:  (212) 808-2325
                                              Facsimile:  (212) 818-0867

                              SUMMIT BANK


                              By:_______________________________________________
                                  Name:  James P. Andersen
                                  Title:  Vice President and Regional Manager

                              Address for notices:

                                  Summit Bank
                                  250 Moore Street, 2nd Floor
                                  Hackensack, NJ  07601

                                  Attention:  Christine Clausen

                                  Telephone:  (201) 646-5080
                                  Facsimile:  (201) 646-9497

                                     THE DAI-ICHI KANGYO BANK, LTD.



                                      By:_______________________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         The Dai-Ichi Kangyo Bank, Ltd.
                                         One World Trade Center, 48th Floor
                                         New York, NY  10048

                                         Attention:  Takayuki Kumagai

                                         Telephone:  (212) 432-6651
                                         Facsimile:  (212) 488-8955

                                  CREDITANSTALT CORPORATE
                                  FINANCE, INC.



                                   By:__________________________________________
                                      Name:
                                      Title:



                                   By:__________________________________________
                                      Name:
                                      Title:


                                  Address for notices:

                                      Creditanstalt Corporate Finance, Inc.
                                      Two Greenwich Plaza
                                      Greenwich, CT  06830

                                      Attention:  Bill Magee

                                      Telephone:  (203) 861-6587
                                      Facsimile:  (203) 861-0297

                                           CREDIT SUISSE FIRST BOSTON



                                             By:________________________________
                                               Name:
                                               Title:



                                             By:________________________________
                                               Name:
                                               Title:


                                           Address for notices:

                                               Credit Suisse First Boston
                                               11 Madison Avenue
                                               New York, NY  10010

                                               Attention:  Robert B. Potter

                                               Telephone:  (212) 325-9154
                                               Facsimile:  (212) 325-8319

                                             FIRST NATIONAL BANK OF CHICAGO



                                              By:_______________________________
                                                 Name:
                                                 Title:

                                             Address for notices:

                                                 First National Bank of Chicago
                                                 1 First National Plaza
                                                 Chicago, IL  60670

                                                 Attention:  Tom Harkless

                                                 Telephone:  (312) 732-2478
                                                 Facsimile:  (312) 732-2016

                                              SCOTIABANC, INC.



                                               By:______________________________
                                                  Name:
                                                  Title:

                                              Address for notices:

                                                  ScotiaBanc, Inc.
                                                  600 Peachtree Street NE
                                                  Suite 2700
                                                  Atlanta, GA  30308

                                                  Attention:  Dana Maloney

                                                  Telephone:  (404) 877-1524
                                                  Facsimile:  (404) 888-8998

                                            CIBC INC.



                                            By:_________________________________
                                               Name:
                                               Title:

                                           Address for notices:

                                               CIBC Inc.
                                               425 Lexington Avenue, 8th Floor
                                               New York, NY  10025

                                               Attention:  Judith Kirshner

                                               Telephone:  (212) 856-3547
                                               Facsimile:  (212) 856-2991

                                              AMSOUTH BANK



                                              By:_______________________________
                                                 Name:
                                                 Title:

                                             Address for notices:

                                                 AmSouth Bank
                                                 1900 5th Ave. N. AST7FL
                                                 Birmingham, AL  35203

                                                 Attention:  Ken DiFatta

                                                 Telephone:  (205) 801-0358
                                                 Facsimile:  (205) 326-4790

                                PFL LIFE INSURANCE
                                COMPANY



                                 By:____________________________________________
                                    Name:
                                    Title:

                                Address for notices:

                                    PFL Life Insurance Company
                                    c/o Aegon USA Investment Management, Inc.
                                    4333 Edgewood Road, NE
                                    Cedar Rapids, IA  52499

                                    Attention:  John Bailey, Securities Analyst

                                    Telephone:  (319) 369-2811
                                    Facsimile:  (319) 369-2666

                                 PEOPLES LIFE INSURANCE COMPANY



                                 By:___________________________________________
                                     Name:
                                     Title:

                                 Address for notices:

                                     Peoples Life Insurance Company
                                     c/o Aegon USA Investment Management, Inc.
                                     4333 Edgewood Road, NE
                                     Cedar Rapids, IA  52499


                                     Attention:  John Bailey, Securities Analyst

                                     Telephone:  (319) 369-2811
                                     Facsimile:  (319) 369-2666


                                     Payment Advice

                                     Attention:  Marla Johnson
                                     Peoples Security Life Insurance Company
                                     c/o AEGON USA Investment Management, Inc.
                                     4333 Edgewood Road N.E.
                                     Cedar Rapids, IA 52499-5112
                                     Fax Number:  (319) 398-8695

                                   FLOATING RATE PORTFOLIO
                                   By: INVESCO Senior Secured
                                   Management, Inc., as attorney in fact




                                   By:_______________________________


                                   Address for notices:

                                       Floating Rate Portfolio
                                       c/o INVESCO Senior Secured
                                       Management, Inc.
                                       1166 Avenue of the Americas, 27th Floor
                                       New York, NY  10036

                                       Attention:  Kathleen Lenarcic

                                       Telephone:  (212) 278-9794
                                       Facsimile:  (212) 278-9619

                                     MORGAN STANLEY DEAN WITTER
                                     PRIME INCOME TRUST



                                     By:_______________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         Morgan Stanley Dean Witter
                                         Prime Income Trust
                                         c/o Morgan Stanley Dean Witter Advisors
                                         72nd Floor
                                         Two World Trade Center
                                         New York, NY  10048

                                         Attention:  Kevin Egan

                                         Telephone:  (212) 392-5845
                                         Facsimile:  (212) 392-5345

                                       DEEPROCK & COMPANY
                                       By:  Eaton Vance Management
                                            as Investment Advisor



                                       By:______________________________
                                           Name:
                                           Title:

                                       Address for notices:

                                           State Street Bank & Trust Company
                                           Corporate Trust Division
                                           One Enterprise Drive
                                           North Quincy, MA  02171
                                           Attention:  Patrick McEnroe
                                           Telephone:  (617) 664-5367
                                           Facsimile:  (617) 664-5366

                                           Eaton Vance Management
                                           Attention:  Prime Rate Reserves
                                           24 Federal Street, 6th Floor
                                           Boston, MA  02110
                                           Attention:  Payson Swaffield
                                           Telephone:   (617) 654-8486
                                           Telecopier:  (617) 695-9594
                                           Reference:

                                    ING HIGH INCOME PRINCIPAL
                                    PRESERVATION FUND HOLDINGS, LDC

                                    By:  ING Capital Advisors, Inc.,
                                           As Investment Advisor

                                    By:_______________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        ING High Income Principal Preservation
                                        Fund Holdings, LDC
                                        c/o ING Capital Advisors, Inc.
                                        233 S. Wacker Drive # 5200
                                        Chicago, IL  60606

                                        Attention:  Jane Musser Nelson

                                        Telephone:  (312) 496-7606
                                        Facsimile:  (312) 496-7611

                                        SENIOR DEBT PORTFOLIO
                                        BY: Boston Management and Research
                                            as Investment Advisor



                                        By:____________________________
                                            Name:
                                            Title:

                                        Address for notices:

                                            Eaton Vance Management
                                            Attention: Prime Rate Services
                                            24 Federal Street, 6th Floor
                                            Boston, MA  02110

                                            Attention:  Payson Swaffield

                                            Telephone:  (617) 654-8486
                                            Facsimile:  (617) 695-9594

                                MASSACHUSETTS MUTUAL LIFE
                                INSURANCE CO.



                                By:____________________________
                                    Name:
                                    Title:

                                Address for notices:

                                    Massachusetts Mutual Life Insurance Co.
                                    1295 State Street
                                    Springfield, MA  01111

                                    Attention:  John Wheeler, Managing Director

                                    Telephone:  (413) 744-6228
                                    Facsimile:  (413) 744-6127

                               MERRILL LYNCH SENIOR FLOATING
                               RATE FUND, INC.



                               By:____________________________
                                   Name:
                                   Title:


                               MERRILL LYNCH PRIME RATE
                               PORTFOLIO

                               By:  Merrill Lynch Asset Management,
                               L.P., as Investment Advisor



                               By:____________________________
                                   Name:
                                   Title:

                               Address for notices:

                                   Merrill Lynch Senior Floating Rate Fund, Inc. c/o Merrill Lynch Asset Management
                                   800 Scudders Mill Road - Area 1B
                                   Plainsboro, NJ  08536

                                   Attention:  Colleen Cunniffe

                                   Telephone:  (609) 282-2093
                                   Facsimile:  (609) 282-2756

                                MERRILL LYNCH GLOBAL INVESTMENT SERIES
                                Income Strategies Portfolio

                                By: Merrill Lynch Asset Management, L.P., as Investment Advisor
                                    As assignee



                                By:____________________________
                                    Name:
                                    Title:

                                Address for notices:

                                    Merrill Lynch Global Investment Series
                                    c/o Merrill Lynch Asset Management, L.P.
                                    800 Scudders Mill Road - Area 1B
                                    Plainsboro, NJ  08536

                                    Attention:  Colleen Cunniffe

                                    Telephone:  (609) 282-2093
                                    Facsimile:  (609) 282-2756

                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY



                                    By:____________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        Metropolitan Life Insurance Company
                                        334 Madison Avenue
                                        Convent Station, NJ  07961-0633

                                        Attention:  James Dingler
                                        Asst. Vice President

                                        Telephone:  (201) 254-3206
                                        Facsimile:  (201) 254-3050

                                    THE NORTHWESTERN MUTUAL LIFE
                                    INSURANCE COMPANY



                                    By:____________________________
                                        Name:
                                        Title:  Its Authorized Representative

                                    Address for notices:

                                        The Northwestern Mutual Life Insurance
                                        Company
                                        720 E. Wisconsin Avenue
                                        Milwaukee, WI  53202

                                        Attention:  David A. Barras
                                        Director-Investments
                                        Northwestern Investment Management
                                        Company

                                        Telephone:  (414) 299-1618
                                        Facsimile:  (414) 299-7124

                                   NEW YORK LIFE INSURANCE
                                   AND ANNUITY CORPORATION
                                   By:  New York Life Insurance Company



                                   By:____________________________
                                       Name:
                                       Title:

                                   Address for notices:

                                       New York Life Insurance and Annuity
                                       Corporation
                                       c/o New York Life Insurance Company
                                       51 Madison Avenue, Room 206
                                       New York, NY  10010

                                       Attention:  Charles Riceman

                                       Telephone:  (212) 576-4260
                                       Facsimile:  (212) 447-4122

                                 OAK HILL SECURITIES FUND, L.P.

                                 By:  Oak Hill Securities GenPar, L.P.,
                                       Its General Partner


                                 By:  Oak Hill Securities MGP, Inc.,
                                       Its General Partner




                                 By:____________________________
                                     Name:
                                     Title:

                                 Address for notices:

                                     Oak Hill Securities Fund, L.P.
                                     c/o O'Sullivan Graev & Karabell, LLP
                                     30 Rockefeller Plaza
                                     New York, NY  10112

                                     Attention:  John Ashmead, Esq.

                                     Telephone:  (212) 408-2494
                                     Facsimile:  (212) 728-5950

                                     OCTAGON LOAN TRUST



                                     By:____________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         Octagon Loan Trust
                                         380 Madison Avenue, 12th Floor
                                         New York, NY  10017

                                         Attention:  James P. Ferguson
                                         Managing Director

                                         Telephone:  (212) 622-3070
                                         Facsimile:  (212) 622-3797

                             PARIBAS CAPITAL FUNDING LLC



                             By:____________________________
                                 Name:
                                 Title:

                             Address for notices:

                                 Paribas Capital Funding LLC
                                 787 Seventh Avenue, 32nd Floor
                                 New York, NY  10019

                                 Attention:  Michael Weinberg

                                 Telephone:  (212) 841-2544
                                 Facsimile:  (212) 841-2144


                             with a copy to:


                                 State Street Bank & Trust Co.
                                 Corporate Trust Dept.
                                 Attn:  Bill Connolly
                                 Phone: (617) 664-5410
                                 Fax:   (617) 664-5366(67)(68)

                                 ROYALTON COMPANY
                                 By:  Pacific Investment Management
                                 Company, as its Investment Advisor



                                 By:____________________________
                                     Name:
                                     Title:

                                 Address for notices:

                                     Royalton Company
                                     c/o Pacific Investment Management Co.
                                     840 Newport Center Drive
                                     Newport Beach, CA  92658

                                     Attention:  Richard Weil/Raymond Kennedy

                                     Telephone:  (714) 717-7213 (Richard)
                                                 (714) 717-7363 (Raymond)
                                     Facsimile:  (714) 717-7076

                                  NORTHERN LIFE INSURANCE
                                  COMPANY



                                  By:____________________________
                                      Name:
                                      Title:

                                  Address for notices:

                                      Northern Life Insurance Company
                                      c/o Reliastar Investment Research, Inc.
                                      100 Washington Avenue South, Suite 800
                                      Minneapolis, MN  55401-2121

                                      Attention:  Tim Warrick, Vice President

                                      Telephone:  (612) 372-5258
                                      Facsimile:  (612) 372-5368

                                   KZH SOLEIL LLC



                                   By:____________________________
                                       Name:
                                       Title:

                                   Address for notices:

                                       KZH Soleil LLC
                                       c/o The Chase Manhattan Bank
                                       450 West 33rd Street - 15th Floor
                                       New York, NY  10001

                                       Attention:  Virginia Conway

                                       Telephone:  (212) 946-7575
                                       Facsimile:  (212) 946-7776

                                              KZH III LLC


                                              By:____________________________
                                                  Name:
                                                  Title:

                                              Address for notices:

                                                  KZH III LLC c/o The
                                                  Chase Manhattan Bank
                                                  450 West 33rd Street -
                                                  15th Floor
                                                  New York, NY 10001

                                                  Attention:  Virginia Conway

                                                  Telephone:  (212) 946-7575
                                                  Facsimile:  (212) 946-7776

                                           KZH CRESCENT LLC



                                           By:____________________________
                                               Name:
                                               Title:

                                           Address for notices:

                                               KZH Crescent LLC
                                               c/o The Chase Manhattan Bank
                                               450 West 33rd Street - 15th Floor
                                               New York, NY  10001

                                               Attention:  Virginia Conway

                                               Telephone:  (212) 946-7575
                                               Facsimile:  (212) 946-7776

                               VAN KAMPEN AMERICAN CAPITAL
                               PRIME RATE INCOME TRUST, as assignee



                               By:____________________________
                                   Name:
                                   Title:


                               VAN KAMPEN CLO I, LIMITED
                               by: Van Kampen American Capital
                               Management, Inc., as Collateral
                               Manager, as Assignee



                               By:____________________________
                                   Name:
                                   Title:


                               VAN KAMPEN AMERICAN CAPITAL
                               SENIOR INCOME TRUST


                               By:____________________________
                                   Name:
                                   Title:


                               Address for notices:

                               In care of:
                               Van Kampen American Capital
                               One Parkview Plaza
                               Oakbrook Terrace, IL  60181

                               Attention:  Jeffrey Maillet

                               Telephone:  (630) 684-6438
                               Facsimile:  (630) 684-6384 or 6385

                                     CONTINENTAL ASSURANCE COMPANY
                                     Separate Account (E)
                                     By:  TCW Asset Management Company as
                                     attorney-in-fact



                                     By:____________________________
                                         Name:  Mark L. Gold
                                         Title:  Managing Director



                                     By:____________________________
                                         Name:  Justin L. Driscoll
                                         Title:  Senior Vice President


                                     Address for notices:

                                     Continental Assurance Company
                                     c/o TCW Asset Management Company
                                     200 Park Avenue, Suite 2200
                                     New York, NY  10166-0228

                                     Attention:  Mark L. Gold/Justin L. Driscoll

                                     Telephone:  (212) 297-4137
                                     Facsimile:  (212) 297-4159

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:_____________________________
                                            Name:
                                            Title:

                                        Address for notices:

                                            Canadian Imperial Bank of Commerce
                                            425 Lexington Avenue, 7th Floor
                                            New York, NY  10025

                                            Attention:  William Swenson

                                            Telephone:  (212) 856-3935
                                            Facsimile:  (212) 856-3799

                                     MORGAN STANLEY SENIOR FUNDING,
                                     INC.


                                     By:___________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         MORGAN STANLEY SENIOR FUNDING,
                                         INC.
                                         1585 Broadway, 10th Floor
                                         New York, New York  10036

                                         Attention:  James Morgan

                                         Telephone:  (212) 761-4866
                                         Facsimile:  (212) 761-0592

                                       CRESCENT/MACH I PARTNERS, L.P.
                                       by: TCW Asset Management Company,
                                       its Investment Manager


                                       By:______________________________
                                           Name:
                                           Title:

                                       Address for notices:

                                           Crescent/Mach I Partners L.P.
                                           c/o State Street Bank & Trust Co.
                                           Two International Place
                                           Boston, MA  02110

                                           Attention:  Jackie Kilroy

                                           Telephone:  (617) 664-5477
                                           Facsimile:  (617) 664-5366


                                           PLEASE COPY RATE SET NOTICE TO:
                                           Mark L. Gold/Justin L. Driscoll
                                           Trust Company of the West
                                           200 Park Avenue
                                           New York, NY  10166

                                           Telephone:  (212) 297-4137
                                           Fax:  (212) 297-4159

                                       NEW YORK LIFE INSURANCE COMPANY


                                       By:____________________________
                                           Name:
                                           Title:

                                       Address for notices:


                                           New York Life Insurance and
                                           Annuity Corporation
                                           c/o New York Life Insurance Company
                                           51 Madison Avenue
                                           Room 206
                                           New York, New York  10010

                                           Attention:  Charles Riceman

                                           Telephone:  (212) 576-4260
                                           Facsimile:  (212) 447-4122

                                        CITY NATIONAL BANK


                                        By:___________________________
                                            Name:
                                            Title:

                                        Address for notices:

                                            City National Bank
                                            400 N. Roxbury Drive, 3rd Floor
                                            Beverly Hills, CA  90210

                                            Attention:  Randall Watsek

                                            Telephone: 310/888-6114
                                            Fax: 310/888-6152

                                           TORONTO-DOMINION BANK



                                           By:_____________________



                                       Address for notices:


                                           The Toronto-Dominion Bank
                                           31 West 52nd Street
                                           New York, NY  10019

                                           Attention:  Jim McCarthy

                                           Telephone: 212/468-6752
                                           Fax: 212/974-0396

                                             LEHMAN COMMERCIAL PAPER INC.



                                             By:__________________________



                                         Address for notices:


                                             Lehman Commercial Paper Inc.
                                             3 World Financial Center
                                             New York, NY  10285

                                             Attention:  Michele Swanson

                                             Telephone: 212/526-0330
                                             Fax: 212/528-0819

                             CAPTIVA II FINANCE LTD.



                             By:________________________________


                             Address for notices:

                                 Captiva II Finance Ltd.
                                 c/o Deutsche Morgan Grenfell (Cayman) Limited P.O. Box 1984GT, Elizabethan Square
                                 Grand Cayman, Cayman Islands

                                 Attention:  Director

                                 Telephone:  (345) 949-8244
                                 Facsimile:  (345) 949-8178

                             with a copy to:

                                 Stanfield Capital Partners
                                 175 Water Street
                                 New York, NY  10038

                                 Attention:  Christopher Jansen

                                 Telephone:  (212) 602-3650
                                 Facsimile:  (212) 602-3670

                             CERES FINANCE LTD.



                             By:______________________________


                             Address for notices:

                                 Ceres Finance Ltd.
                                 c/o Deutsche Morgan Grenfell (Cayman) Limited P.O. Box 1984GT, Elizabethan Square
                                 Grand Cayman, Cayman Islands

                                 Attention:  Director

                                 Telephone:  (345) 949-8244
                                 Facsimile:  (345) 949-8178

                             with a copy to:

                                 Stanfield Capital Partners
                                 175 Water Street
                                 New York, NY  10038

                                 Attention:  Christopher Jansen

                                 Telephone:  (212) 602-3650
                                 Facsimile:  (212) 602-3670

                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH



                                    By:______________________________
                                        Name:
                                        Title:


                                    By:______________________________
                                        Name:
                                        Title:


                                    Address for notices:

                                        Rabobank Nederland
                                        245 Park Avenue
                                        New York, NY  10167

                                        Attention:  M. Christina Debler

                                        Telephone:  (212) 916-7967
                                        Facsimile:  (212) 916-7837

                                      AMARA-2 FINANCE LTD.



                                      By:______________________________
                                          Name:
                                          Title:

                                      Address for notices:

                                          Amara-2 Finance Ltd.
                                          c/o Stanfield Capital Partners LLC
                                          175 Water Street
                                          New York, NY  10038

                                          Attention:  Christopher E. Janson

                                          Telephone:  (212) 602-3650
                                          Facsimile:  (212) 602-3670

                                     MLCBO IV (CAYMAN) LTD.
                                     BY:  HIGHLAND CAPITAL MANAGEMENT
                                     L.P., as Collateral Manager


                                     By:___________________________
                                         Name:
                                         Title:

                                     Address for notices:

                                         MLCBO IV (CAYMAN) LTD.
                                         c/o Highland Capital Management L.P.,
                                         as Collateral Manager
                                         1150 Two Galleria Tower
                                         13455 Noel Road, LB#45
                                         Dallas, TX  75240

                                         Attention:  Mark Okada

                                         Telephone:  (972) 233-4300
                                         Facsimile:  (972) 233-4343

                                      PAMCO CAYMAN LTD.
                                      BY:  HIGHLAND CAPITAL MANAGEMENT
                                      L.P., as Collateral Manager


                                      By:____________________________
                                          Name:
                                          Title:

                                      Address for notices:

                                          PAMCO CAYMAN LTD.
                                          c/o Highland Capital Management L.P.,
                                          as Collateral Manager
                                          1150 Two Galleria Tower
                                          13455 Noel Road, LB#45
                                          Dallas, TX  75240

                                          Attention:  Mark Okada

                                          Telephone:  (972) 233-4300
                                          Facsimile:  (972) 233-4343

                                    JACKSON NATIONAL LIFE INSURANCE
                                    COMPANY
                                    By:  PPM America, Inc., as attorney-
                                    in-fact, on behalf of Jackson National
                                    Life Insurance Company


                                    By:_______________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        PPM America, Inc.
                                        225 W. Wacker, Suite 1200
                                        Chicago, IL  60606

                                        Attention:  Michael DiRe

                                        Telephone:  (312) 634-2509
                                        Facsimile:  (312) 634-0054

                                    CYPRESSTREE INVESTMENT PARTNERS I.,
                                    Ltd.
                                    By:  CypressTree Investment Management
                                    Company, Inc., as Portfolio Manager


                                    By:________________________________
                                        Name:
                                        Title:

                                    Address for notices:

                                        CypressTree Investment Partners I, Ltd.
                                        125 High Street
                                        Boston, MA  02110

                                        Attention: John Fraser

                                        Telephone:  (617) 946-0600
                                        Facsimile:  (617) 946-5681

                                INDOSUEZ CAPITAL FUNDING III, LIMITED
                                By:  Indosuez Capital, as Portfolio Advisor


                                By:________________________________
                                    Name:
                                    Title:

                                Address for notices:

                                    Indosuez Capital Funding III, Limited
                                    1211 Avenue of the Americas, 7th Floor
                                    New York, NY  10036-8701

                                    Attention:  Francoise Berthelot

                                    Telephone:  (212) 278-2213
                                    Facsimile:  (212) 278-2254

                                      THE ROYAL BANK OF SCOTLAND plc


                                      By:__________________________
                                          Name:
                                          Title:

                                      Address for notices:

                                          The Royal Bank of Scotland plc
                                          Wall Street Plaza
                                          88 Pine Street, 26th Floor
                                          New York, NY  10005

                                          Attention:  David Dougan

                                          Telephone:  (212) 269-0938
                                          Facsimile:  (212) 480-0791

                                  MERRILL LYNCH, PIERCE, FENNER &
                                  SMITH INCORPORATED


                                  By:_____________________________
                                      Name:
                                      Title:

                                  Address for notices:

                                      Merrill Lynch, Pierce, Fenner &
                                      Smith Incorporated
                                      250 Vesey Street
                                      North Tower - 23rd Floor
                                      New York, NY  10281-1316

                                      Attention:  Arlena Filipowicz

                                      Telephone:  (212) 449-8902
                                      Facsimile:  (212) 449-0188

                                       PAM CAPITAL FUNDING LP
                                       BY:  HIGHLAND CAPITAL MANAGEMENT
                                       L.P., as Collateral Manager


                                       By:_______________________________
                                           Name:
                                           Title:

                                       Address for notices:

                                           PAM Capital Funding LP
                                           c/o Highland Capital Management L.P.
                                           1150 Two Galleria Tower
                                           13455 Noel Road, LB #45
                                           Dallas, TX  75240

                                           Attention:  Mark Okada

                                           Telephone:  (972) 233-4300
                                           Facsimile:  (972) 233-4343

                                         STEIN ROE & FARNHAM INCORPORATED
                                         As Agent For
                                         KEYPORT LIFE INSURANCE COMPANY

                                         By:__________________________________
                                              Name:
                                              Title:

                                         Address for notices:

                                         Keyport Life Insurance Company
                                         c/o Stein Roe & Farnham
                                         One South Wacker Drive, 33rd Floor
                                         Chicago, IL  60606

                                         Attention:  Brian W. Good

                                         Telephone:  (312) 368-7644
                                         Facsimile:  (312) 368-7857

                                     CHASE SECURITIES INC., as Agent
                                     For The Chase Manhattan Bank, as Assignee


                                     By:__________________________________
                                          Name:
                                          Title:

                                     Address for notices:

                                     Chase Securities, Inc.
                                     270 Park Avenue, 4th Floor
                                     New York, NY  10017

                                     Attention:  William Bokos

                                     Telephone:  (212) 270-5458
                                     Facsimile:  (212) 270-7968

                             ALLIANCE CAPITAL MANAGEMENT L.P.,
                             As Manager on behalf of ALLIANCE CAPITAL
                             FUNDING, L.L.C.
                             By:  ALLIANCE CAPITAL MANAGEMENT
                             CORPORATION, General Partner of Alliance
                             Capital Management L.P.


                             By:__________________________________
                             Name:
                             Title:

                             Address for notices:

                             Alliance Capital Funding, L.L.C.
                             Alliance Capital Management L.P.
                             1345 Avenue of the Americas, 38th Floor
                             New York, NY  10105

                             Attention:  James Kennedy

                             Telephone:  (212) 969-2497
                             Facsimile:  (212) 969-2285

                                 ALLIANCE INVESTMENTS, LIMITED,
                                 As Assignee


                                 By:__________________________________
                                 Name:
                                 Title:

                                 Address for notices:

                                 Alliance Capital Management L.P.
                                 1345 Avenue of the Americas
                                 New York, NY  10105

                                 Attention:  Sheryl Rothman,
                                             Alliance Investments, Ltd.

                                 Telephone:  (212) 969-2265
                                 Facsimile:  (212) 969-1554

                                     ML CLO XII PILGRIM AMERICA
                                     (CAYMAN) LTD.
                                     By:  Pilgrim America Investments, Inc.
                                     As its Investment Manager


                                     By:__________________________________
                                     Name:
                                     Title:

                                     Address for notices:

                                     ML CLO XII PILGRIM AMERICA (CAYMAN)
                                     LTD.
                                     c/o Pilgrim America Investments, Inc.
                                     Two Renaissance Square, Suite 1200
                                     40 North Central Avenue
                                     Phoenix, AZ  85004-3444

                                     Attention:  Melina Dempsey

                                     Telephone:  (602) 417-8268
                                     Facsimile:  (602) 417-8327

                                      ARM FINANCIAL GROUP, INC.


                                      By:__________________________________
                                      Name:
                                      Title:

                                      Address for notices:

                                      ARM Financial Group, Inc.
                                      515 W. Market Street
                                      Louisville, KY  40202-3319

                                      Attention:  Trisha Pearl

                                      Telephone:  (502) 540-2855
                                      Facsimile:  (502) 582-7977

                                        LTCB TRUST COMPANY

                                        By:__________________________________
                                        Name:
                                        Title:

                                        Address for notices:

                                        LTCB Trust Company
                                        165 Broadway, 49th Floor
                                        New York, NY  10006

                                        Attention:  Junichi Ebihara

                                        Telephone:  (212) 335-4477
                                        Facsimile:  (212) 608-2371

                                 KZH CRESCENT-2 LLC



                                 By:____________________________
                                     Name:
                                     Title:

                                 Address for notices:

                                     KZH Crescent-2 LLC c/o
                                     The Chase Manhattan
                                     Bank 450 West 33rd
                                     Street - 15th Floor
                                     New York, NY 10001

                                     Attention:  Virginia Conway

                                     Telephone:  (212) 946-7575
                                     Facsimile:  (212) 946-7776

                               PROVIDENT BANK OF MARYLAND


                               By:__________________________________
                               Name:
                               Title:

                               Address for notices:

                               Provident Bank of Maryland
                               114 E. Lexington Street
                               Baltimore, MD  21202

                               Attention:  Frieda McWilliams

                               Telephone:  (410) 277-2086
                               Facsimile:  (410) 277-2793

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION


                                      By:__________________________________
                                      Name:
                                      Title:

                                      Address for notices:

                                      General Electric Capital Corporation
                                      Commercial Finance
                                      3379 Peachtree Road, N.E, Suite 560
                                      Atlanta, GA  30326

                                      Attention:  Holly Kaczmarczyk

                                      Telephone:  (404) 814-2604
                                      Facsimile:  (404) 266-3538

                                         ABN AMRO BANK N.V.


                                         By:__________________________________
                                         Name:
                                         Title:

                                         Address for notices:

                                         ABN AMRO BANK N.V.
                                         135 South LaSalle Street, Suite 2805
                                         Chicago, IL  60603

                                         Attention:  Credit Administration

                                         Telephone:  (312) 904-8835
                                         Facsimile:  (312) 904-8840

                                    DEUTSCHE BANK AG
                                    NEW YORK BRANCH
                                    a/o CAYMAN ISLANDS BRANCH


                                    By:__________________________________
                                    Name:
                                    Title:


                                    By:__________________________________
                                    Name:
                                    Title:



                                    Address for notices:

                                    Deutsche Bank AG
                                    New York Branch
                                    a/o Cayman Islands Branch
                                    31 W. 52nd Street
                                    New York, NY  10019

                                    Attention:  Sue Pearson

                                    Telephone:  (212) 469-7140
                                    Facsimile:  (212) 469-8701